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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 19, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702               34-1531521
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 (State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)             File Number)        Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut       06880
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     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     Terex Corporation (the "Company") issued a press release on February 19, 2003, releasing and reviewing the Company's financial results for its fiscal year ended December 31, 2002. A copy of this press release, including unaudited consolidated financial statements for the period ended December 31, 2002, is included as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

     99.1  Press release of Terex Corporation issued on February 19, 2003.



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2003


                                               TEREX CORPORATION


                                               By:  /s/ Eric I Cohen
                                                    Eric I Cohen
                                                    Senior Vice President